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                                                                   EXHIBIT 10.6


Schedule identifying agreements, entered into between Conexant Systems, Inc. (the "Company") and each of the following persons, substantially identical to the Employment Agreement constituting Exhibit 10.5 to the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 1, 1999

                                      Name
                             ----------------------

                                Moiz M. Beguwala
                                Lewis C. Brewster
                             Anthony C. D'Augustine
                                 Terry L. Ellis
                                 Raouf Y. Halim
                               Dennis E. O'Reilly
                                  Ashwin Rangan
                                F. Matthew Rhodes
                                 James P. Spoto
                                Thomas A. Stites
                                 Kevin V. Strong
                                William C. Tipton